SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 1, 1999

                             Allion Healthcare, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       0-17821                    11-2962027
       --------                       -------                    ----------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)

33 Walt Whitman Road, Suite 200A, Huntington Station, N.Y.             11746
----------------------------------------------------------             -----
                 (Address of principal executive office)            (Zip Code)

        Registrant's telephone number, including area code: 516-547-6520


               Former name or former address: The Care Group, Inc.

Allion Healthcare, Inc. (the "Company") hereby amends and restate Items 4 and 7 of its Current Report on Form 8-K dated August 1, 1999 in their entirety to read as follows

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  During the course of its Chapter 11 proceeding, the Company rejected its contract with its principal accountant, Deloitte & Touche LLP ("Deloitte"). Following the confirmation of the Company's bankruptcy plan, the Company received a letter from Deloitte, dated February 2, 1999, confirming the termination of the parties' client-auditor relationship.

                  As stated in the order of the Bankruptcy Court approving the Company's bankruptcy plan, given the state of the Company's records and the acts and omissions of the Company's former Chief Financial Officer and management group (which were publicly disclosed in a press release issued by the Company on April 14, 1998), the Company was unable to complete its financial statements for fiscal years 1997 and 1998, and no opinion was issued with respect thereto. In connection with the 1997 audit, the Company did not have any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Deloitte was not engaged to audit the Company's financial statements for any period subsequent to fiscal year 1997.

                  In November 1998, the Company engaged the services of Holtz Rubinstein & Company, LLP ("HR") as an outside accounting firm, which engagement was approved by order of the Bankruptcy Court. HR has not, as of the date of this report, been approved as Allion's outside auditor, however, the Company expects to have a shareholders' vote regarding this issue as soon as practical.

                  The Company has requested Deloitte to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements. A copy of the letter is attached as
Exhibit 18.1 to this Current Report on Form 8-K/A.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  ---------------------------------------------------------

         Exhibit      2.1   Confirmation Order dated February 1,1999.

                      2.2 First Amended Plan of Reorganization of The Care Group, Inc., et al dated January 2, 1998.

                      3.1 Restated Certificate of Incorporation of the Registrant, filed with the Secretary of State of the State of Delaware on October 7, 1999.

                      3.2   Amended and Restated By-laws of the Registrant.

                      10.1 Asset Purchase Agreement, dated as of June 25, 1999, by and between The Care Group of Texas, Inc., Care Line of Houston, Inc. and Osher Investments, Ltd.

                      10.2 Agreement, dated as of November 1, 1999, among The Care Group, Inc., Commonwealth Certified Home Care, Inc. and Visiting Nurse Service of New York Home Care.

                      18.1 Letter of Deloitte & Touche LLP re: change in accountants.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Allion Healthcare, Inc.
                                        (the Registrant)


Dated:  November 2, 1999                By:      /s/ Michael P. Moran
                                           -------------------------------------
                                           Michael P. Moran
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number    Description
--------------    -----------

         *2.1     Confirmation Order dated February 1,1999.

         *2.2 First Amended Plan of Reorganization of The Care Group, Inc., et al dated January 2, 1998.

         *3.1     Restated Certificate of Incorporation of the
                  Registrant, filed with the Secretary of State of the State of Delaware on October 7, 1999.

         *3.2     Amended and Restated By-laws of the Registrant.

         *10.1 Asset Purchase Agreement, dated as of June 25, 1999, by and between The Care Group of Texas, Inc., Care Line of Houston, Inc. and Osher Investments, Ltd.

         *10.2 Agreement, dated as of November 1, 1999, among The Care Group, Inc., Commonwealth Certified Home Care, Inc. and Visiting Nurse Service of New York Home Care.

         **18.1   Letter of Deloitte & Touche LLP re: change in accountants.

---------

*    Previously filed.

**   Filed herewith.